LYRIS, INC. AND SUBSIDIARIES

Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Lyris, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2009 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Heidi L. Mackintosh, Chief Financial Officer of the Company, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 13, 2009	/s/ Heidi L. Mackintosh
Heidi L. Mackintosh
Chief Financial Officer